SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
COMMISION FILE NUMBER 0-19687

Date of Report (Date of earliest event reported): February 28, 2017

Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		57-0426694
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

4510 Cox Road, Suite 201, Richmond, Virginia		23060
(Address of principal executive offices)		(Zip Code)
(864) 585-3605
(Registrant's telephone number, including area code)

INAPPLICABLE
(Exact name of registrant as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on March 6, 2017 (the "Original 8-K") solely for the purpose of providing the financial statements and pro forma financial information required by Regulation S-X with respect to Bristol Metals, LLC's, a Tennessee limited liability company ("Bristol Metals") and a subsidiary of Synalloy Corporation, a Delaware corporation ("Synalloy"), purchase of Marcegaglia USA, Inc.'s, a Pennsylvania corporation ("MUSA"), welded stainless-steel pipe and tube operations in Munhall, Pennsylvania. This Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

Unless indicated otherwise, the terms "Synalloy," "Company," "we," "us," and "our" refer to Synalloy Corporation and our consolidated subsidiaries.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired
The following audited financial statements of the carved out Stainless-Steel Operations of MUSA (with independent auditors' report thereon) is attached hereto as Exhibit 99.1 and incorporated by reference herein:
•    Balance Sheet as of December 31, 2016.
•    Statement of Operations for the year ended December 31, 2016.
•    Statement of Changes in Invested Equity for the year ended December 31, 2016.
•    Statement of Cash Flows for the year ended December 31, 2016.
•    Notes to Financial Statements.
(b) Pro Forma Financial Information
The following unaudited pro forma financial information of Synalloy is attached hereto as Exhibit 99.2 and incorporated by reference herein:

•	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of December 31, 2016.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2016.

•	Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.
(c) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K/A:
Exhibit No,	Description of Exhibit
23.1	Consent of Mazars USA LLP
99.1	Audited financial statements of the carved out Stainless-Steel Operations of Marcegaglia USA, Inc. for the year ended December 31, 2016.
99.2	Unaudited pro forma financial information of Synalloy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ DENNIS M. LOUGHRAN
Dennis M. Loughran
Chief Financial Officer

Dated: May 15, 2017

By: /S/ RICHARD D. SIERADZKI
Richard D. Sieradzki
Principal Accounting Officer

Dated: May 15, 2017

EXHIBIT INDEX

Exhibit No,	Name
23.1	Consent of Mazars USA LLP
99.1	Audited financial statements of the carved out Stainless-Steel Operations of Marcegaglia USA, Inc. for the year ended December 31, 2016.
99.2	Unaudited pro forma financial information of Synalloy Corporation.